UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

LAKELAND INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-15335	13-3115216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Perimeter Parkway, Suite 325, Huntsville, Alabama 35806

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (256) 350-3873

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	LAKE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 18, 2022, Lakeland Industries, Inc. (the “Company”) held an earnings call to present to investors the Company’s preliminary financial results for the quarter and fiscal year ended January 31, 2022, and to discuss the results and update stockholders on general corporate developments. The transcript of the earnings call is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Exhibit 99.1 contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in such transcript regarding these forward-looking statements.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02, above, is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Transcript of the Lakeland Industries, Inc. earnings call held on April 18, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in this Current Report on Form 8-K (this “Form 8-K”) under Items 2.02 and 7.01 (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date: April 19, 2022	By:	/s/ Charles D. Roberson
Charles D. Roberson
Chief Executive Officer, President and Secretary